THIRD AMENDMENT TO MORTGAGE PARTICIPATION AGREEMENT
This THIRD AMENDMENT TO MORTGAGE PARTICIPATION AGREEMENT (the “Amendment”) is made as of January 9, 2014, by and between TRELLIS APARTMENTS-T, LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Loan (as defined below) (in such capacity, together with its successors and assigns, the “Noteholder”), TRELLIS APARTMENTS-T, LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Participation A‑1 Interest (as defined below) in such capacity, together with its successors and assigns, (the “Participation A‑1 Holder”) and TRELLIS APARTMENTS NT-II, LLC, a Delaware limited liability company, having an office at 399 Park Avenue, 18th floor, New York, New York 10022, as initial holder of the Participation A‑2 Interest (as defined below)(in such capacity, together with its successors and assigns, the “Participation A‑2 Holder” and together with the Participation A-1 Holder, individually and collectively as the context requires, the “Participation Holders”).
W I T N E S S E T H
WHEREAS, the Noteholder, the Participation Holders entered into a Mortgage Participation Agreement, dated September 18, 2013 (as may have previously been and may be amended, modified or supplemented, the “Participation Agreement”) with respect to the Trellis Apartments mortgage loan;
WHEREAS, the Participation A-2 Holder has agreed to purchase from the Participation A-1 Holder, and the Participation A-1 Holder has agreed to sell to Participation A-2 Holder $9,000,000 of the Participation A-1 Interest (the “Participation Purchase”); and
WHEREAS, Noteholder and each of the Participation Holders desire to amend the Participation Agreement to memorialize the Participation Purchase.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:
1.Definitions. Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Participation Agreement. The meanings of all capitalized terms apply equally to the singular and plural of the terms defined.
2.    Amendments.
(a)    The defined terms “Participation A-1 Interest”, “Participation A-2 Interest”, “Participation A-1 Principal Balance” and “Participation A-2 Principal Balance” in Section 1 are hereby deleted in their entirety and replaced with the following:

1

“Participation A-1 Interest” shall mean a beneficial interest in the Loan having an initial principal balance of $0 and ranking pari passu with the Participation A-2 Interest, all on the terms provided herein. The Participation A-1 Interest shall be evidenced by one or more “Participation A-1 Certificates”, attached hereto as Exhibit C.
“Participation A-2 Interest” shall mean a beneficial interest in the Loan having an initial principal balance of $25,500,000 and ranking pari passu with the Participation A-1 Interest, all on the terms provided herein. The Participation A-2 Interest shall be evidenced by one or more “Participation A-2 Certificates”, attached hereto as Exhibit C.
“Participation A‑1 Principal Balance” shall mean, at any time of determination, the initial principal balance of the Participation A‑l Interest (i.e., $0), less (y) any payments of principal thereon or reductions in such amount applied to the Participation A‑1 Interest pursuant hereto, and less (z) any losses or other reductions applied to the Participation A‑1 Interest in accordance with this Agreement.
“Participation A‑2 Principal Balance” shall mean, at any time of determination, the initial principal balance of the Participation A‑2 Interest (i.e., $25,500,000), less (y) any payments of principal thereon or reductions in such amount applied to the Participation A‑2 Interest pursuant hereto, and less (z) any losses or other reductions applied to the Participation A‑2 Interest in accordance with this Agreement.
(b)    The first sentence of Section 6(a) is hereby amended to replace Participation A-1 Holder with Participation A-2 Holder as the Lead Lender.
3.    Participation A-1 Holder’s Representation. To Participation A-1 Holder’s knowledge, Borrower is not in violation, breach or default of any of the material terms or conditions of any of the Loan Documents, and no facts or circumstances exist that, with the passage of time or giving of notice or both, will constitute a violation, breach or default by Borrower of any of the material terms or conditions of any of the Loan Documents.
4.    Ratification of Participation Agreement. Except as expressly modified in this Amendment, all of the terms and provisions of the Participation Agreement remain in full force and effect and the same are hereby ratified and confirmed.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Amendment as of the date first above written.
NOTEHOLDER

TRELLIS APARTMENTS-T, LLC,
a Delaware limited liability company,

By:    NRFC Sub-REIT Corp.,
a Maryland corporation, its member

By:     /s/ Daniel R. Gilbert

Name:	Daniel R. Gilbert
Title:    Chief Investment & Operating Officer

Signature Page to
Third Amendment to Participation Agreement (Trellis)

PARTICIPATION A-1 HOLDER

TRELLIS APARTMENTS-T, LLC,
a Delaware limited liability company,

By:    NRFC Sub-REIT Corp.,
a Maryland corporation, its member

By:	/s/ Daniel R. Gilbert
Name:    Daniel R. Gilbert
Title:    Chief Investment & Operating Officer

PARTICIPATION A-2 HOLDER

TRELLIS APARTMENTS NT-II, LLC,
a Delaware limited liability company,

By:    NorthStar Real Estate Income Operating Partnership II, LP,
a Delaware limited partnership

By:    NorthStar Real Estate Income II, Inc.,
a Maryland corporation, its General Partner

By:     /s/ Daniel R. Gilbert
Name:    Daniel R. Gilbert
Title:    Chief Executive Officer

Signature Page to
Third Amendment to Participation Agreement (Trellis)